Exhibit 3.9

CERTIFICATE OF INCORPORATION

OF

UNITED RENTALS HIGHWAY TECHNOLOGIES GULF, INC.

1.                                      The name of the corporation is United Rentals Highway Technologies Gulf, Inc.

2.                                      The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, County of Newcastle, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

3.                                      The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

4.                                      The total number of shares of stock which the corporation shall have authority to issue is One Thousand (1,000) and the par value of each of such shares is Ten Cents ($0.10) amounting in the aggregate to One Hundred Dollars ($100.00).

5.                                      The board of directors is authorized to make, alter or repeal the by-laws of the corporation, but the stockholders may make additional by-laws, and may alter or repeal any bylaws, whether adopted by them or otherwise.

6.                                      The name and mailing address of the incorporator is:

Donald B. Reynolds, Jr.
1776 K Street, N.W.
Suite 800
Washington, D.C. 20006

I, THE UNDERSIGNED, being the incorporator hereinbefore name, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 13th day of December, 2000.

/s/ Donald B. Reynolds, Jr.
Donald B. Reynolds, Jr.

CERTIFICATE OF CONVERSION TO LIMITED LIABILITY COMPANY
OF
UNITED RENTALS HIGHWAY TECHNOLOGIES GULF, INC.
TO
UNITED RENTALS HIGHWAY TECHNOLOGIES GULF, LLC

Pursuant to Section 18-214 of the Delaware Limited Liability Company Act and

Section 266 of Delaware General Corporation Law

This Certificate of Conversion to Limited Liability Company dated October 14, 2010, has been duly executed and is being filed by United Rentals Highway Technologies Gulf, Inc., a Delaware corporation (the “Company”), and Jonathan M. Gottsegen, as an authorized person of United Rentals Highway Technologies, LLC, a Delaware limited liability company (the “LLC”), to convert the Company to the LLC, under the Delaware Limited Liability Company Act (6 Del.C. § 18-101, et seq.) and the Delaware General Corporation Law (8 Del.C. § 101, et seq.) (the “GCL”).

1.                                      The Company’s name when it was originally incorporated was United Rentals Highway Technologies Gulf, Inc.

2.                                      The Company’s name immediately prior to the filing of this certificate of Conversion to Limited Liability Company was United Rentals Highway Technologies Gulf, Inc.

3.                                      The Company filed its original certificate of incorporation with the Secretary of State of the State of Delaware and was first incorporated on the 13th day of December 2000, in the State of Delaware, and was incorporated in the State of Delaware immediately prior to the filing of this Certificate of Conversion to Limited Liability Company.

4.                                      The name of the limited liability company into which the Company shall be converted as set forth in its certificate of formation is United Rentals Highway Technologies, Gulf, LLC.

5.                                      The conversion of the Company to the LLC has been approved in accordance with the provisions of Sections 228 and 266 of the GCL.

6.                                      The conversion of the Company to the LLC shall be effective upon the filing of this Certificate of Conversion to Limited Liability Company and a Certificate of Formation with the Secretary of State of the State of Delaware.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Conversion to Limited Liability Company as of the date first written above.

UNITED RENTALS HIGHWAY TECHNOLOGIES GULF, INC.			UNITED RENTALS HIGHWAY TECHNOLOGIES GULF, LLC

By:	/s/ Irene Moshouris		By:	/s/ Jonathan M. Gottsegen
	Name:	Irene Moshouris		Name:	Jonathan M. Gottsegen
	Title:	Vice President and Treasurer		Title:	Authorized Person

STATE of DELAWARE

LIMITED LIABILITY COMPANY

CERTIFICATE of FORMATION

This Certificate of Formation of United Rentals Highway Technologies Gulf, LLC (the “LLC”) is being duly executed and filed by Jonathan M. Gottsegen, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act.

FIRST: The name of the limited liability company is United Rentals Highway Technologies Gulf, LLC.

SECOND: The address of the registered office of the LLC in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, State of Delaware. The name of the registered agent of the LLC in the State of Delaware at such address is Corporation Service Company.

THIRD: This Certificate of Formation shall be effective on the date of filing.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Formation this 14th day of October, 2010.

By:	/s/ Jonathan M. Gottsegen
	Name:	Jonathan M. Gottsegen
	Title:	Authorized Person

CERTIFICATE OF CONVERSION TO LIMITED LIABILITY COMPANY
OF
UNITED RENTALS HIGHWAY TECHNOLOGIES GULF, INC.
TO
UNITED RENTALS HIGHWAY TECHNOLOGIES GULF, LLC

Pursuant to Section 18-214 of the Delaware Limited Liability Company Act and

Section 266 of Delaware General Corporation Law

This Certificate of Conversion to Limited Liability Company dated October 14, 2010, has been duly executed and is being filed by United Rentals Highway Technologies Gulf, Inc., a Delaware corporation (the “Company”), and Jonathan M. Gottsegen, as an authorized person of United Rentals Highway Technologies, LLC, a Delaware limited liability company (the “LLC”), to convert the Company to the LLC, under the Delaware Limited Liability Company Act (6 Del.C. § 18-101, et seq.) and the Delaware General Corporation Law (8 Del.C. § 101, et seq.) (the “GCL”).

1.                                      The Company’s name when it was originally incorporated was United Rentals Highway Technologies Gulf, Inc.

2.                                      The Company’s name immediately prior to the filing of this certificate of Conversion to Limited Liability Company was United Rentals Highway Technologies Gulf, Inc.

3.                                      The Company filed its original certificate of incorporation with the Secretary of State of the State of Delaware and was first incorporated on the 13th day of December 2000, in the State of Delaware, and was incorporated in the State of Delaware immediately prior to the filing of this Certificate of Conversion to Limited Liability Company.

4.                                      The name of the limited liability company into which the Company shall be converted as set forth in its certificate of formation is United Rentals Highway Technologies, Gulf, LLC.

5.                                      The conversion of the Company to the LLC has been approved in accordance with the provisions of Sections 228 and 266 of the GCL.

6.                                      The conversion of the Company to the LLC shall be effective upon the filing of this Certificate of Conversion to Limited Liability Company and a Certificate of Formation with the Secretary of State of the State of Delaware.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Conversion to Limited Liability Company as of the date first written above.

UNITED RENTALS HIGHWAY TECHNOLOGIES GULF, INC.			UNITED RENTALS HIGHWAY TECHNOLOGIES GULF, LLC

By:	/s/ Irene Moshouris		By:	/s/ Jonathan M. Gottsegen
	Name:	Irene Moshouris		Name:	Jonathan M. Gottsegen
	Title:	Vice President and Treasurer		Title:	Authorized Person